UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 1, 2020 (June 1, 2020)

Date of Report (Date of earliest event reported)

CAESARS ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices, including zip code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CZR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 1, 2020, Caesars Entertainment Corporation (“Caesars”), certain of Caesars’ subsidiaries and certain subsidiaries of VICI Properties Inc. (“VICI”) entered into an Omnibus Amendment to Leases (the “Amendment”) in light of the ongoing COVID-19 public health emergency. The Amendment provides the subsidiaries of Caesars that are tenants under the Leases (as defined below) with certain relief with respect to certain capital expenditure obligations under the previously disclosed (i) Lease (CPLV) dated October 6, 2017, by and among CPLV Property Owner LLC, Desert Palace LLC and CEOC, LLC (as amended, the “CPLV Lease”), (ii) Lease (Non-CPLV), dated October 6, 2017, by and among the entities listed on Schedules A and B thereto and CEOC, LLC (as amended, the “Non-CPLV Lease”) and (iii) Lease (Joliet), dated October 6, 2017, by and between Des Plaines Development Limited Partnership and Harrah’s Joliet Landco LLC (as amended, the “Joliet Lease” and, together with the CPLV Lease and the Non-CPLV Lease, the “Leases”).

Pursuant to the Amendment, the applicable tenants under the Leases will be granted certain relief with respect to a portion of their capital expenditure obligations under the Leases subject to the following conditions: (i) the applicable tenants’ funding of certain minimum capital expenditures in fiscal year 2020, (ii) timely payment (subject to certain grace periods) of the applicable tenants’ rent obligations under the Leases during the compliance period set forth in the Amendment (the “Compliance Period”) and (iii) no tenant event of default occurring under any of the Leases during the Compliance Period. If the foregoing conditions are satisfied, the applicable tenants will receive credit for certain deemed capital expenditure amounts, which credit may be used to satisfy certain capital expenditure obligations in the 2020, 2021 and 2022 fiscal years. If the applicable tenants fail to satisfy any of the foregoing conditions, however, the applicable tenants will be required to satisfy the capital expenditure obligations set forth in the Leases or, in certain cases, to deposit amounts in respect thereof into a capital expenditure reserve for expenditure in accordance with the Amendment. The Amendment will not become effective unless and until all applicable gaming regulatory approvals, notices and notice periods have been obtained, given or expired, as the case may be.

The above description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Forward-Looking Statements

This report includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. We have based these forward-looking statements on our current expectations about future events. Further, statements that include words such as “could,” “intend,” “may,” “possibility,” “potential,” “subject to,” and “will,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. These forward-looking statements are found at various places throughout this report. These forward-looking statements, including, without limitation, those relating to the effect of changes in general economic conditions, such as low consumer confidence, unemployment levels, and depressed real estate pricing resulting from the severity and duration of any downturn in the U.S. or global economy (including changes stemming from, and changes in economic conditions as a result of, the COVID-19 public health emergency), and the possibility that the transactions contemplated by the Amendment may not be completed on the terms contemplated or at all (including as a result of being conditioned upon the receipt, provision or expiration, as the case may be, of gaming regulatory approvals, notices and notice periods), wherever they occur in this report, are necessarily estimates reflecting the best judgment of our management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors set forth above and from time to time in our filings with the Securities and Exchange Commission.

Currently, one of the most significant factors that could cause actual outcomes to differ materially from these forward-looking statements is the potential effect of the COVID-19 public health emergency. The extent to which this public health emergency may affect the pending transactions will largely depend on future developments that are highly uncertain and cannot be predicted with confidence, such as the impact of the actions taken to contain the public health emergency or mitigate its impact, and the direct and indirect economic effects of the public health emergency and measures to contain it (including various state governments’, tribal authorities’ and/or regulatory authorities’ issuance of directives, mandates, orders or similar actions restricting freedom of movement and business operations, such as travel restrictions, border closures, business closures, limitations on public gatherings, quarantines and “shelter-at-home” orders, any of which may result in the closure of business operations). Each of the foregoing could have a material adverse effect on Caesars’ and its subsidiaries’ ability to satisfy their obligations under the Leases, including their continued ability to pay rent in a timely manner, or at all, and/or to fund capital expenditures or make other payments required under the Leases. In addition, changes and instability in global, national and regional economic activity and financial market activity as a result of the COVID-19 public health emergency could negatively impact consumer discretionary spending and travel.

You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this report. Caesars undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this report or to reflect new information, the occurrence of unanticipated events or otherwise, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Omnibus Amendment to Leases, dated June 1, 2020, by and among Caesars Entertainment Corporation, CPLV Property Owner LLC, Harrah’s Joliet Landco LLC, CEOC, LLC, Desert Palace LLC, Des Plaines Development Limited Partnership, and the entities listed on Schedules A and B thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: June 1, 2020	By:	/s/ Renee Becker
	Name:	Renee Becker
	Title:	Vice President and Chief Counsel - Corporate & Securities, Assistant Secretary